UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
April 9, 2020

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive,	Suite 9,	Fort Myers,	Florida	33913
(Address of principal executive offices)				(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock ($0.001 par value)	NEO	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02	Results of Operations and Financial Condition.

On April 9, 2020, NeoGenomics issued a press release announcing preliminary financial results for the quarter ended March 31, 2020 and that it is withdrawing its full year 2020 financial guidance in light of the uncertainty surrounding the ongoing and evolving coronavirus (“COVID-19”) pandemic. A copy of the press release is furnished herewith as Exhibit 99.1 to this report and is incorporated herein by reference. The Company is unable to quantify the COVID-19 pandemic’s current and future impact on its future financial results and cannot presently predict when it will be able to do so. The Company therefore believes it is appropriate to withdraw its 2020 financial guidance at this time.
This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and it shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements
Statements in this Form 8-K regarding the potential future impact of the COVID-19 outbreak are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 and are provided under the protection of the safe harbor for forward-looking statements provided by that Act. These statements involve risks and uncertainties that could cause results to differ materially from those projected, including, but not limited to, the pendency and impact of the COVID-19 outbreak, government actions taken in response to or in connection with COVID-19, shelter in place orders and third-party business closures related to COVID-19, delayed spending by healthcare providers in connection with COVID-19, supply chain disruptions related to COVID-19, and other factors detailed from time to time in the Company’s SEC reports, including its most recent annual report on Form 10-K and subsequent quarterly reports on Form 10-Q. The Company encourages you to consider all of these risks, uncertainties and other factors carefully in evaluating the forward-looking statements contained in this Form 8-K. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company's actual results may differ materially from the expected results discussed in the forward-looking statements contained in this Form 8-K. The forward-looking statements made in this Form 8-K are made only as of the date of this Form 8-K, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.

Item 9.01	Exhibits.
(d) Exhibits.
99.1 Press Release of NeoGenomics, Inc. dated April 9, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ Kathryn B. McKenzie
Kathryn B. McKenzie
Chief Financial Officer
April 9, 2020